[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) MID CAP
                         GROWTH FUND

                         ANNUAL REPORT o AUGUST 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 29
MFS' Year 2000 Readiness Disclosure ....................................... 31
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Mark Regan]
     Mark Regan

For the 12 months ended August 31, 1999, the Fund's Class A, B, C, and I shares provided total returns of 68.83%, 67.41%, 67.33%, and 69.03%, respectively. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 48.84% return for the Russell Midcap Growth Index (the Russell Index) for the same period. This index measures the performance of the smallest growth companies in the Russell 1000 Index. The average mid cap growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 42.72% for the period.

Q. MID-CAP STOCKS REBOUNDED NICELY THIS PAST YEAR. WHAT HAPPENED?

A. The mid-cap sector took a severe beating when the market fell during the summer of 1998. So we started the period at really depressed levels. Then last fall the Federal Reserve Board lowered short-term interest rates, and investors began moving back into stocks. For the first time in a couple of years, they recognized how attractive mid-cap stocks were compared to large-cap names. Mid caps made a strong comeback in the last quarter of 1998, then took a breather in the first quarter of 1999 as unsettling economic data sent investors back to the safety of blue-chip names. In April, the prospect of rising interest rates caused many investors to look beyond high-priced, large-cap names; therefore, mid-cap stocks began another strong run. This continued through most of the spring and summer despite continued volatility in the market.

Q. HOW DID THE FUND COME OUT SO FAR AHEAD OF THE RUSSELL INDEX?

A. The Fund focuses on companies with market capitalizations between $250 million and roughly $5 billion. Within this range, we try to find companies with above-average growth potential. Often these are corporations that have successful products and services but limited competition. When mid-cap stocks bounced back this past year, the Fund benefited from strong individual stock selection, as well as from stocks that appreciated as a result of their companies being acquired by larger ones.

Q. LET'S START WITH THE BUY-OUTS. WHY WERE THERE SO MANY THIS PAST YEAR?

A. We typically have between seven and 11 buy-outs in the Fund each year, usually resulting in a higher stock price. Large companies often grow their businesses by acquiring smaller companies with faster earnings growth and lower stock prices than their own. What made the difference this past year was that two of our largest investments, Concentra Managed Health Care and Ascend Communications, a company that builds the switches and on-ramps to the Internet, were bought out. We also had smaller stakes in a number of companies, including Giant Foods and Smith Food and Drug, which were acquired by larger companies.

Q. WHEN YOU THINK ABOUT INDIVIDUAL STOCKS THAT TURNED IN EXCEPTIONALLY STRONG PERFORMANCE, WHICH NAMES COME TO MIND?

A. Gemstar International and Cytyc. Gemstar has a patented process for putting software guides in the front end of televisions. These guides help consumers access all sorts of programming information. Within three to five years, we expect every new television to have one of these guides. Similarly, cable boxes, VCRs, and satellite boxes will all have them. This is the kind of situation we like: tremendous growth potential with virtually no competition. Cytyc has developed an alternative pap smear process that promises more accurate and faster results -- and that we believe may become the industry standard.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Most of our disappointments came in health care, where stocks have been hurt by changes in Medicare reimbursement policies. We actually used the downturn as a buying opportunity and built up our stake. For example, we added Health Management Associates, which operates hospitals in rural areas. This is a company with good businesses that we believe should have been somewhat insulated from Medicare issues, but whose price declined along with the rest of the sector. We're still hopeful that our health care stocks will be among the first to recover.

Q. WHAT RECENT CHANGES HELPED PERFORMANCE?

A. We built an above-average stake in oil and gas stocks, focusing on deep-water drillers like Cooper Cameron, Diamond Offshore Drilling, and Noble Drilling. As oil prices rose, these companies did exceptionally well. The Fund also benefited from timely pruning of retail and financial services holdings. In the retail area, we took some profits in BJ's Wholesale Club after its stock price had climbed considerably. We also sold our investment in Rite Aid, a drug store that had accounting problems, and Gymboree, a children's clothes retailer that we later bought back. And then we had a few buy-outs in the retail sector that further lowered our stake. In financial services, we sold bank and insurance stocks, expecting that they would get hurt by rising interest rates. We did keep A.G. Edwards, a brokerage firm with strong potential that has yet to live up to our expectations. Finally, as the Y2K deadline approached, we reduced our technology weighting.

Q. WHERE ELSE ARE YOU FINDING INVESTMENT OPPORTUNITIES FOR THE FUTURE?

A. We recently bought Del Monte Foods, a canned fruits and vegetables company that just went public, dominates its market, and has a valuation (stock price compared to other measures like earnings) below that of its established competitors. We're also focusing on three specific investment themes. The biggest one is what we call Internet plumbing companies -- or the businesses that will make the Internet work. We own stock in companies such as Edify that simplify doing business on the Internet. We also like processing companies such as Affiliated Computer, BISYS Group, and CSG Systems that have steady businesses with recurring revenues. Finally, we believe there's a giant shift occurring in the way software is written for U.S. corporations. We expect browser-based technology to replace the current client-server model. So we're looking for companies that can help us capitalize on this trend.

Q. WHERE DO YOU EXPECT MID-CAP STOCKS TO GO FROM HERE?

A. We're optimistic that they'll continue to do well, although we expect volatility along the way. Mid-cap stocks are still much less expensive than large-cap stocks and we believe they have better prospects for earnings growth. In addition, mid-cap stocks stand to benefit if the market continues to broaden. Finally, economic conditions seem ripe for the stock market to continue its upward course. As long as U.S. economic growth remains healthy, inflation stays in check, and global economies are on the rise, we believe mid-cap stocks may continue to reward long-term investors.

   /s/ Mark Regan
       Mark Regan
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MARK REGAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND THE PORTFOLIO MANAGER OF MFS(R) MID CAP GROWTH FUND AND A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL MID CAP GROWTH FUND.

   HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MR. REGAN IS A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         DECEMBER 1, 1993

  CLASS INCEPTION:               CLASS A  DECEMBER 1, 1993
                                 CLASS B  DECEMBER 1, 1993
                                 CLASS C  AUGUST 1, 1994
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $214.5 MILLION NET ASSETS AS OF AUGUST 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, December 1, 1993, through August 31, 1999. Index information is from December 1, 1993.)

                                  MFS Mid          Russell
                                 Cap Growth         Midcap
                               Fund - Class A     Growth Index
            --------------------------------------------------
            December, 1993       $ 9,425           $10,000
              August, 1994        10,448            10,493
              August, 1995        12,513            13,090
              August, 1996        13,833            14,637
              August, 1997        16,635            19,209
              August, 1998        14,066            17,004
              August, 1999        23,749            25,308

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH AUGUST 31, 1999

CLASS A
                                   1 Year     3 Years      5 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +68.83%     +71.68%     +127.30%     +151.98%
--------------------------------------------------------------------------------
Average Annual Total Return       +68.83%     +19.74%     + 17.85%     + 17.44%
--------------------------------------------------------------------------------
SEC Results                       +59.12%     +17.40%     + 16.46%     + 16.24%
--------------------------------------------------------------------------------

CLASS B
                                   1 Year     3 Years      5 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +67.41%     +67.75%     +118.46%     +139.67%
--------------------------------------------------------------------------------
Average Annual Total Return       +67.41%     +18.82%     + 16.92%     + 16.42%
--------------------------------------------------------------------------------
SEC Results                       +63.41%     +18.11%     + 16.70%     + 16.34%
--------------------------------------------------------------------------------

CLASS C
                                   1 Year     3 Years      5 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +67.33%     +67.87%     +118.26%     +138.77%
--------------------------------------------------------------------------------
Average Annual Total Return       +67.33%     +18.85%     + 16.89%     + 16.45%
--------------------------------------------------------------------------------
SEC Results                       +66.33%     +18.85%     + 16.89%     + 16.45%
--------------------------------------------------------------------------------

CLASS I
                                   1 Year     3 Years      5 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +69.03%     +73.28%     +129.41%     +154.32%
--------------------------------------------------------------------------------
Average Annual Total Return       +69.03%     +19.97%     + 17.98%     + 17.56%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                   1 Year     3 Years      5 Years        Life*
--------------------------------------------------------------------------------
Average mid cap growth fund**     +42.72%     +15.91%     + 16.47%     + 14.95%
--------------------------------------------------------------------------------
Russell Midcap Growth Index+      +48.84%     +20.02%     + 19.25%     + 17.53%
--------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, December 1, 1993, through August 31, 1999. Index information is from December 1, 1993.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST STOCK SECTORS

            CONGLOMERATES, SPECIAL PRODUCTS/SERVICES          24.7%
            HEALTH CARE                                       18.9%
            TECHNOLOGY                                        16.4%
            LEISURE                                           10.3%
            ENERGY                                            10.0%

TOP 10 STOCK HOLDINGS

GEMSTAR INTERNATIONAL GROUP LTD.  8.4%     NEWFIELD EXPLORATION CO.  3.2%
Audio/video products company               Independent oil and gas company

NETWORK SOLUTIONS, INC.  7.5%              SPORTSLINE USA, INC.  2.9%
Internet services company                  Internet sports media company

CYTYC CORP.  4.6%                          NOVA CORP.  2.7%
Medical supply designer and producer       Credit card transactions processor

DEL MONTE FOODS CO.  3.7%                  CABLE DESIGN TECHNOLOGIES CORP.  2.6%
Food manufacturer and distributor          Data transmission cables manufacturer

HEALTH MANAGEMENT ASSOCIATES,              SECURITY DYNAMICS TECHNOLOGIES,
  INC.  3.4%                                 INC.  2.4%
Hospital operator                          Hardware and software developer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 94.3%
--------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 94.1%
  Agricultural Products - 0.7%
    AGCO Corp.                                        145,000      $  1,495,313
--------------------------------------------------------------------------------
  Business Machines - 1.9%
    Affiliated Computer Services, Inc., "A"*           34,400      $  1,470,600
    Kulicke & Soffa Industries, Inc.*                   2,500            51,406
    Seagate Technology, Inc.*                          80,600         2,674,913
                                                                   ------------
                                                                   $  4,196,919
--------------------------------------------------------------------------------
  Business Services - 8.8%
    BISYS Group, Inc.*                                 13,600      $    646,000
    DST Systems, Inc.*                                 17,400         1,157,100
    Fiserv, Inc.*                                      67,500         2,079,844
    IMRglobal Corp.*                                   61,200         1,044,225
    Learning Tree International, Inc.*                100,800         1,285,200
    NOVA Corp.*                                       210,800         5,480,800
    Policy Management Systems Corp.*                   76,900         2,350,256
    Quintiles Transnational Corp.*                     66,700         2,388,694
    Technology Solutions Co.*                         209,825         2,517,900
                                                                   ------------
                                                                   $ 18,950,019
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Intuit, Inc.*                                      12,200      $  1,092,663
--------------------------------------------------------------------------------
  Computer Software - Systems - 11.6%
    Active Software, Inc.*                              1,375      $     23,891
    Agile Software Corp.*                                 150             7,462
    Aspen Technology, Inc.*                            98,000           839,125
    Cadence Design Systems, Inc.*                     127,540         1,737,732
    Checkfree Holdings Corp.*                         123,400         3,609,450
    Citrix Systems, Inc.*                              44,200         2,519,400
    CSG Systems International, Inc.*                   31,600           712,975
    Edify Corp.*                                      333,111         3,789,138
    Etec Systems, Inc.*                                26,200         1,152,800
    Harbinger Corp.*                                  140,500         1,686,000
    Interliant, Inc.*                                  21,500           272,781
    Quest Software, Inc.*                                 400            16,750
    Security Dynamics Technologies, Inc.*             206,000         4,866,750
    Silverstream Software, Inc.*                          750            22,594
    SunGard Data Systems, Inc.*                       144,300         3,607,500
                                                                   ------------
                                                                   $ 24,864,348
--------------------------------------------------------------------------------
  Consumer Goods and Services - 3.2%
    LoJack Corp.*                                      99,600      $    902,625
    Sportsline USA, Inc.*                             247,180         5,963,217
                                                                   ------------
                                                                   $  6,865,842
--------------------------------------------------------------------------------
  Electronics - 8.1%
    Analog Devices, Inc.*                              41,200      $  2,121,800
    Cable Design Technologies Corp.*                  246,500         5,191,906
    KLA-Tencor Corp.*                                   7,800           489,938
    LTX Corp.*                                         17,800           231,400
    MKS Instruments, Inc.*                             64,400         1,183,350
    Novellus Systems, Inc.*                            59,800         3,225,462
    Sawtek, Inc.*                                      14,400           476,100
    SIPEX Corp.*                                      174,900         3,093,544
    Teradyne, Inc.*                                    21,200         1,442,925
                                                                   ------------
                                                                   $ 17,456,425
--------------------------------------------------------------------------------
  Entertainment - 8.3%
    Gemstar International Group Ltd.*                 245,980      $ 16,972,620
    Hearst-Argyle Television, Inc.*                    33,500           847,969
    Sinclair Broadcast Group, Inc., "A"*                4,600            74,750
                                                                   ------------
                                                                   $ 17,895,339
--------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Edwards (A.G.), Inc.                              183,000      $  4,597,875
    Knight/Trimark Group, Inc. "A"*                    14,700           481,425
                                                                   ------------
                                                                   $  5,079,300
--------------------------------------------------------------------------------
  Food and Beverage Products - 5.4%
    Del Monte Foods Co.*                              493,000      $  7,456,625
    Keebler Foods Co.*                                 88,700         2,644,369
    Suiza Foods Corp.*                                 44,200         1,408,875
                                                                   ------------
                                                                   $ 11,509,869
--------------------------------------------------------------------------------
  Internet - 0.7%
    MapQuest.Com, Inc.*                                   100      $      1,206
    Online Resources & Communications Corp.*           13,600           243,100
    Security First Technologies Corp.*                 15,200           562,400
    VeriSign, Inc.*                                     6,900           747,356
                                                                   ------------
                                                                   $  1,554,062
--------------------------------------------------------------------------------
  Machinery - 0.8%
    Applied Science and Technology, Inc.*              86,700      $  1,668,975
--------------------------------------------------------------------------------
  Medical and Health Products - 0.2%
    Lasersight, Inc.*                                  35,400      $    438,075
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 14 7%
    Cytyc Corp.*                                      273,500      $  9,230,625
    Health Management Associates, Inc., "A"*          852,400         6,819,200
    IDEXX Laboratories, Inc.*                         259,100         4,404,700
    Lincare Holdings, Inc.*                            57,200         1,508,650
    Martek Biosciences Corp.*                         159,827         1,368,519
    Steris Corp.*                                     235,300         2,955,956
    Total Renal Care Holdings, Inc.*                  563,243         4,541,147
    Ventana Medical Systems, Inc.*                     45,050           720,800
                                                                   ------------
                                                                   $ 31,549,597
--------------------------------------------------------------------------------
  Oil Services - 3.9%
    Cooper Cameron Corp.*                              65,500      $  2,726,437
    Diamond Offshore Drilling, Inc.                    23,700           906,525
    Global Industries, Inc.*                          184,500         2,064,094
    Noble Drilling Corp.*                             109,700         2,701,363
                                                                   ------------
                                                                   $  8,398,419
--------------------------------------------------------------------------------
  Oils - 5.5%
    Apache Corp.                                       20,200      $    919,100
    Houston Exploration Co.*                           53,200         1,130,500
    Newfield Exploration Co.*                         214,200         6,506,325
    Transocean Offshore, Inc.                          52,900         1,798,600
    Vastar Resources, Inc.                             21,300         1,419,112
                                                                   ------------
                                                                   $ 11,773,637
--------------------------------------------------------------------------------
  Pharmaceuticals - 2.5%
    Cytoclonal Pharmaceutics, Inc.*                    17,800      $    120,150
    Sepracor, Inc.*                                    40,700         3,047,412
    United Therapeutics Corp.*                         78,200         2,130,950
                                                                   ------------
                                                                   $  5,298,512
--------------------------------------------------------------------------------
  Printing and Publishing - 1.4%
    Meredith Corp.                                     15,500      $    537,656
    Scholastic Corp.*                                  60,300         2,389,388
                                                                   ------------
                                                                   $  2,927,044
--------------------------------------------------------------------------------
  Retail - 0.5%
    The Great Atlantic & Pacific Tea Company, Inc.     28,000      $    983,500
--------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    U.S. Aggregates, Inc.*                             86,600      $  1,293,588
--------------------------------------------------------------------------------
  Stores - 1.8%
    BJ's Wholesale Club, Inc.*                         31,400      $    887,050
    CompUSA, Inc.*                                    259,600         1,573,825
    Gymboree Corp.*                                   137,400           712,762
    Office Depot, Inc.*                                43,400           452,988
    Petco Animal Supplies, Inc.*                       27,200           340,000
                                                                   ------------
                                                                   $  3,966,625
--------------------------------------------------------------------------------
  Telecommunications - 10.6%
    Aerial Communications, Inc.*                      210,200      $  3,310,650
    Intermedia Communications, Inc.*                  165,500         4,303,000
    Network Solutions, Inc.*                          262,100        15,103,512
                                                                   ------------
                                                                   $ 22,717,162
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $201,975,233
--------------------------------------------------------------------------------
Foreign Stocks - 0.2%
  Canada - 0.2%
    Southern Africa Minerals Corp. (Diversified
      Minerals)*                                      794,600      $    393,077
--------------------------------------------------------------------------------
  Ireland
    eircom PLC, ADR (Telecommunications)*                 800      $      3,643
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $    396,720
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $189,299,051)                       $202,371,953
--------------------------------------------------------------------------------
Short-Term Obligations - 3.5%
--------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
--------------------------------------------------------------------------------
   Student Loan Marketing Assn., due 9/01/99,
     at Amortized Cost                             $    7,595      $  7,595,000
--------------------------------------------------------------------------------

Other Short-Term Obligations - 26.9%
--------------------------------------------------------------------------------
                                                      SHARES
--------------------------------------------------------------------------------
   Navigator Securities Lending Prime Portfolio
     (Identified Cost, $57,567,227)                57,567,227      $ 57,567,227
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $254,461,278)                  $267,534,180

Other Assets, Less Liabilities - (24.7)%                            (53,003,617)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $214,530,563
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $254,461,278)            $267,534,180
  Cash                                                                    6,250
  Receivable for Fund shares sold                                     6,731,147
  Receivable for investments sold                                       312,037
  Interest and dividends receivable                                      14,821
  Other assets                                                            2,154
                                                                   ------------
      Total assets                                                 $274,600,589
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $     69,780
  Payable for investments purchased                                   2,212,618
  Collateral for securities loaned, at value                         57,567,227
  Payable to affiliates -
    Management fee                                                       12,875
    Shareholder servicing agent fee                                       1,717
    Distribution and service fee                                        114,948
    Administrative fee                                                      257
  Accrued expenses and other liabilities                                 90,604
                                                                   ------------
      Total liabilities                                            $ 60,070,026
                                                                   ------------
Net assets                                                         $214,530,563
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $171,850,249
  Unrealized appreciation on investments                             13,072,902
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    29,630,112
  Accumulated net investment loss                                       (22,700)
                                                                   ------------
      Total                                                        $214,530,563
                                                                   ============
Shares of beneficial interest outstanding                           19,117,857
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $83,237,568 / 7,337,180 shares of
     beneficial interest outstanding)                                $11.34
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                      $12.03
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $111,354,519 / 9,974,887 shares of
     beneficial interest outstanding)                                $11.16
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $18,097,018 / 1,643,790 shares of
     beneficial interest outstanding)                                $11.01
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,841,458 / 162,000 shares of
     beneficial interest outstanding)                                $11.37
                                                                     ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                       $    700,014
    Dividends                                                           196,035
    Income on securities loaned                                          98,356
                                                                   ------------
      Total investment income                                      $    994,405
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,185,344
    Trustees' compensation                                               23,214
    Shareholder servicing agent fee                                     168,148
    Distribution and service fee (Class A)                              150,407
    Distribution and service fee (Class B)                              858,477
    Distribution and service fee (Class C)                              108,238
    Administrative fee                                                   20,200
    Custodian fee                                                        54,113
    Printing                                                             49,386
    Postage                                                              29,629
    Auditing fees                                                        17,103
    Legal fees                                                            4,808
    Miscellaneous                                                       140,623
                                                                   ------------
      Total expenses                                               $  2,809,690
    Fees paid indirectly                                                 (6,430)
                                                                   ------------
      Net expenses                                                 $  2,803,260
                                                                   ------------
        Net investment loss                                        $ (1,808,855)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 36,329,375
    Foreign currency transactions                                           (51)
                                                                   ------------
        Net realized gain on investments and foreign
          currency transactions                                    $ 36,329,324
                                                                   ------------
          Change in unrealized appreciation on investments         $ 37,191,254
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency                                     $ 73,520,578
                                                                   ------------
          Increase in net assets from operations                   $ 71,711,723
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     1999                      1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $ (1,808,855)             $ (2,000,225)
  Net realized gain on investments and foreign currency
    transactions                                                    36,329,324                18,745,576
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            37,191,254               (35,717,948)
                                                                  ------------              ------------
    Increase (decrease) in net assets from operations             $ 71,711,723              $(18,972,597)
                                                                  ------------              ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                        $ (6,881,999)             $ (1,274,408)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                          (9,892,160)               (1,589,641)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                          (1,090,227)                 (131,365)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                            (168,193)                  (38,088)
                                                                  ------------              ------------
    Total distributions declared to shareholders                  $(18,032,579)             $ (3,033,502)
                                                                  ------------              ------------
Net increase (decrease) in net assets from Fund share
transactions                                                      $ 61,808,176              $ (1,808,418)
                                                                  ------------              ------------
      Total increase (decrease) in net assets                     $115,487,320              $(23,814,517)
Net assets:
  At beginning of period                                            99,043,243               122,857,760
                                                                  ------------              ------------
At end of period (including accumulated net investment
  loss of $22,700 and $14,911, respectively)                      $214,530,563              $ 99,043,243
                                                                  ============              ============

See notes to financial statements.


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31                                   1999              1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 7.71            $ 9.42          $ 9.06          $10.08          $ 8.68
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                $(0.07)           $(0.11)         $(0.09)         $(0.10)         $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   5.04             (1.31)           1.77            0.96            1.69
                                                     ------            ------          ------          ------          ------
    Total from investment operations                 $ 4.97            $(1.42)         $ 1.68          $ 0.86          $ 1.66
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(1.34)           $(0.29)         $(1.32)         $(1.88)         $(0.26)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $11.34            $ 7.71          $ 9.42          $ 9.06          $10.08
                                                     ======            ======          ======          ======          ======
Total return(+)                                       68.83%           (15.44)%         20.26%          10.55%          19.77%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.32%             1.43%           1.41%           1.28%           1.29%
  Net investment loss                                 (0.69)%           (1.07)%         (1.09)%         (1.08)%         (0.40)%
Portfolio turnover                                      158%              168%            170%            157%            218%
Net assets at end of period (000 omitted)           $83,238           $36,413         $41,737         $35,098         $30,194

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31                                   1999              1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 7.60            $ 9.27          $ 8.93          $ 9.94          $ 8.59
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                $(0.14)           $(0.18)         $(0.16)         $(0.17)         $(0.13)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   4.97             (1.28)           1.75            0.95            1.69
                                                     ------            ------          ------          ------          ------
    Total from investment operations                 $ 4.83            $(1.46)         $ 1.59          $ 0.78          $ 1.56
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(1.27)           $(0.21)         $(1.25)         $(1.79)         $(0.21)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $11.16            $ 7.60          $ 9.27          $ 8.93          $ 9.94
                                                     ======            ======          ======          ======          ======
Total return                                          67.41%           (16.05)%         19.36%           9.67%          18.75%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.07%             2.18%           2.20%           2.13%           2.29%
  Net investment loss                                 (1.44)%           (1.82)%         (1.87)%         (1.81)%         (1.44)%
Portfolio turnover                                      158%              168%            170%            157%            218%
Net assets at end of period (000 omitted)          $111,355           $56,098         $73,940         $67,043         $61,742

  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31                                   1999              1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 7.53            $ 9.19          $ 8.85          $ 9.91          $ 8.61
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                $(0.14)           $(0.18)         $(0.16)         $(0.17)         $(0.14)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   4.91             (1.26)           1.74            0.94            1.69
                                                     ------            ------          ------          ------          ------
    Total from investment operations                 $ 4.77            $(1.44)         $ 1.58          $ 0.77          $ 1.55
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(1.29)           $(0.22)         $(1.24)         $(1.83)         $(0.25)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $11.01            $ 7.53          $ 9.19          $ 8.85          $ 9.91
                                                     ======            ======          ======          ======          ======
Total return                                          67.33%           (16.00)%         19.44%           9.60%          18.63%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.07%             2.18%           2.16%           2.17%           2.30%
  Net investment loss                                 (1.44)%           (1.82)%         (1.79)%         (1.90)%         (1.55)%
Portfolio turnover                                      158%              168%            170%            157%            218%
Net assets at end of period (000 omitted)           $18,097            $5,607          $5,796          $6,860          $3,209

  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,            PERIOD ENDED
                                                           ---------------------------------              AUGUST 31,
                                                                   1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 7.73               $ 9.44                  $ 8.50
                                                                 ------               ------                  ------
Income from investment operations# -
  Net investment loss                                            $(0.04)              $(0.08)                 $(0.05)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                           5.04                (1.32)                   0.99
                                                                 ------               ------                  ------
    Total from investment operations                             $ 5.00               $(1.40)                 $ 0.94
                                                                 ------               ------                  ------
Less distributions declared to shareholders from net                                                          $
  realized gain on investments and foreign currency
  transactions                                                   $(1.36)              $(0.31)                   --
                                                                 ------               ------                  ------
Net asset value - end of period                                  $11.37               $ 7.73                  $ 9.44
                                                                 ======               ======                  ======
Total return                                                      69.03%              (15.23)%                 11.06%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.07%                1.18%                   1.03%+
  Net investment loss                                             (0.44)%              (0.82)%                 (0.74)%+
Portfolio turnover                                                  158%                 168%                    170%
Net assets at end of period (000 omitted)                        $1,841                 $925                  $1,384

  * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Fund (the Fund) is a non-diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 1999, the value of securities loaned was $55,230,036. These loans were collateralized by cash of $57,567,227 and U.S. Treasury securities of $192,850. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is disclosed on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, $1,801,066 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for net investment losses. This change had no effect on the net assets or net asset value per share. At August 31, 1999, accumulated undistributed net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,788 for the year ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $62,134 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,456 for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,462 and $270 for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $847, $119,773, and $6,491 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $272,126,075 and $241,590,010, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $256,940,597
                                                                   ------------
Gross unrealized appreciation                                      $ 30,950,690
Gross unrealized depreciation                                       (20,357,107)
                                                                   ------------
    Net unrealized appreciation                                    $ 10,593,583
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            15,169,744       $ 154,338,218        3,064,610       $ 31,014,067
Shares issued to shareholders in
  reinvestment of distributions           742,125           6,801,941          136,735          1,206,006
Shares reacquired                     (13,296,350)       (134,640,545)      (2,908,810)       (29,471,262)
                                      -----------       -------------      -----------       ------------
    Net increase                        2,615,519       $  26,499,614          292,535       $  2,748,811
                                      ===========       =============      ===========       ============

Class B Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             9,115,055       $  92,789,536        3,317,869      $  33,017,562
Shares issued to shareholders in
  reinvestment of distributions           977,828           8,839,564          160,209          1,398,805
Shares reacquired                      (7,497,071)        (75,766,605)      (4,071,465)       (39,885,321)
                                      -----------       -------------      -----------       ------------
    Net increase (decrease)             2,595,812       $  25,862,495         (593,387)     $  (5,468,954)
                                      ===========       =============      ===========       ============

Class C Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             2,120,776       $  21,806,838          529,840       $  5,257,980
Shares issued to shareholders in
  reinvestment of distributions           105,330             947,304           13,332            115,323
Shares reacquired                      (1,326,970)        (13,771,979)        (428,913)        (4,191,955)
                                      -----------       -------------      -----------       ------------
    Net increase                          899,136       $   8,982,163          114,259       $  1,181,348
                                      ===========       =============      ===========       ============

Class I Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                      -------------------------------      ------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                59,850       $     637,177           18,237         $  183,027
Shares issued to shareholders in
  reinvestment of distributions            18,401             168,185            4,318             38,087
Shares reacquired                         (35,959)           (341,458)         (49,523)          (490,737)
                                      -----------       -------------      -----------       ------------
    Net increase (decrease)                42,292       $     463,904          (26,968)       $  (269,623)
                                      ===========       =============      ===========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $1,227.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund as of August 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund at August 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 7, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $5,528,238 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 1999.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) MID CAP GROWTH FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor;                  Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                               ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified               CUSTODIAN
services company)                                       State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway                  AUDITORS
& Barnes (attorneys)                                    Deloitte & Touche LLP

William J. Poorvu - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business                  For MFS stock and bond market outlooks, call toll
Administration                                          free: 1-800-637-4458 anytime from a touch-tone
                                                        telephone.
Charles W. Schmidt - Private Investor
                                                        For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                     financial consultant or, for an informa- tion kit,
Vice President, Director, and Secretary,                call toll free: 1-800-637-2929 any business day
MFS Investment Management                               from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                        message anytime).
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                        INVESTOR SERVICE
MFS Investment Management                               MFS Service Center, Inc.
                                                        P.O. Box 2281
Elaine R. Smith - Independent Consultant                Boston, MA 02107-9906

David B. Stone - Chairman and Director,                 For general information, call toll free:
North American Management Corp.                         1-800-225-2606 any business day from 8 a.m. to
(investment advisers)                                   8 p.m. Eastern time.

INVESTMENT ADVISER                                      For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company                toll free: 1-800-637-6576 any business day from 9
500 Boylston Street                                     a.m. to 5 p.m. Eastern time. (To use this service,
Boston, MA 02116-3741                                   your phone must be equipped with a
                                                        Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                             For share prices, account balances, and exchanges,
500 Boylston Street                                     call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                   anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                                  WORLD WIDE WEB
Jeffrey L. Shames*                                      www.mfs.com

PORTFOLIO MANAGER
Mark Regan*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) MID CAP GROWTH FUND                                          ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                            MMC-2  10/99  25.5M  83/283/383/883